[GRAPHIC OMITTED]
----------------
    MAAX(R)
----------------
CORPORATE
                                                                   Press Release
                                                           For immediate release


                        MAAX announces its Q3-06 Results

Montreal, Quebec, January 12, 2006 - MAAX Holdings, Inc. announced today its earnings for the third quarter ended November 30, 2005.

The following presents a comparison of MAAX Holdings, Inc.'s results of operations for the period ended November 30, 2005 against the pro forma results for the period ended November 30, 2004, assuming that the transactions which occurred on June 4, 2004 and December 10, 2004 occurred as of March 1, 2004.

Net sales for the third quarter of fiscal 2006 remained flat against the same period last year at $131.5 million. Net sales in our bathroom sector increased by 2.2% against last year to $107 million, but this increase has been offset by a similar reduction in the combined net sales of our cabinetry and spa sectors. Operating income for the third quarter of fiscal 2006 decreased $9.3 million, from $13.6 million for the three months ended November 30, 2004 to $4.3 million for the three months ended November 30, 2005.

Net sales for the nine months ended November 30, 2005 increased 1.7% to $406.9 million from net sales of $400.1 million for the nine months ended November 30, 2004. Operating income for the nine months ended November 30, 2005 decreased $24.5 million, from $45.0 million for the nine months ended November 30, 2004 to $20.5 for the nine months ended November 30, 2005.

Lower consolidated operating income results from a significant increase in the cost of certain raw material, from negative variance in the change in fair market value of foreign exchange contracts and from lower profitability in our kitchen and spa sectors.

Financial position
Free cash flow (cash flow related to operating activities minus capital spending net of asset disposal) for the third quarter of fiscal year 2006 and for the nine months ended November 30, 2005 were $13.7 million and $37.6 million, respectively. This is a significant improvement over the previous year and results from a reduction of investment in our working capital year over year. Total net debt (long term debt less cash and cash equivalents of $12.6 million as of November 30, 2005) amounted to $ 447.5 million as of November 30, 2005 compared to $467.8 million as of February 28, 2005, a $20.3 million reduction.

Unusual Items and Measures Not Consistent with GAAP
To facilitate an understanding of the third-quarter results, several tables are attached to this news release as supplemental disclosure. The operating results of MAAX account for unusual items affecting the comparability of its results. To measure its performance and that of its business sectors from one period to the next, without the variations caused by special or unusual items, management uses certain measures not consistent with U.S. GAAP, such as adjusted EBITDA and free cash flow. These measures have no standardized meaning as prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Accordingly, they should not be considered in isolation.

Conference Call
A conference call will be held exclusively for MAAX's note holders and term lenders at 10:00 a.m. Eastern time on Friday, January 13, 2006 to review and discuss the results for the third quarter of fiscal year 2006.

About MAAX
MAAX is a leading North American manufacturer of award-winning bathroom products, kitchen cabinets and spas for the residential housing market. The Corporation is committed to offering its customers an enjoyable experience: distinctive, stylish and innovative products and the best customer service practices in the industry. MAAX offerings are available through plumbing wholesalers, bath, kitchen and spa specialty boutiques and home improvement centers. The Corporation currently employs more than 3,250 people in 24 manufacturing facilities and Distribution Centers throughout North America and Europe. MAAX Corporation is a subsidiary of Beauceland Corporation, itself a wholly owned subsidiary of MAAX Holdings, Inc. Visit us at www.maax.com.

Forward Looking Statements
This press release may contain implicit or explicit forecasts and forward-looking statements within the meaning of the federal securities laws about MAAX's objectives, strategies, financial position, operating results and business. These statements are forward-looking in that they are based on management's expectations for the markets in which the Corporation does business as well as on various estimates and assumptions. These expectations seemed reasonable at of the date of this press release on January 12, 2006. However, actual results could differ materially from these expectations if known or unknown risks affect results or if management's estimates or assumptions prove inaccurate. Accordingly, management cannot guarantee the realization of the forward-looking statements.


Source:  MAAX Corporation
Contacts:

Andre Heroux
President and Chief Executive Officer
(514) 844-4155 ext. 222

Denis Aubin
Executive Vice-President and Chief Financial Officer
(514) 844-4155 ext. 231

MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Balance Sheets
(In thousands of US dollars)

==================================================================================================
                                                        The Company    The Company    The Company
                                                        November 30,   February 28,   November 30,
                                                           2004            2005           2005
--------------------------------------------------------------------------------------------------
                                                         Unaudited       Audited        Unaudited
Assets
Current assets:
    Cash and cash equivalents                          $      8,178   $      5,522    $     12,577
    Accounts receivable, less allowance for doubtful
      accounts of $1,895; $1,602; $1,662                     70,479         57,936          63,714
    Income taxes receivable                                   9,381         12,656           3,864
    Inventories                                              45,978         44,587          40,798
    Prepaid expenses                                          3,041          4,321           5,475
    Assets held for sale                                      2,379          1,545              --
    Deferred income taxes                                     3,806          3,588           3,665
    ----------------------------------------------------------------------------------------------
    Total current assets                                    143,242        130,155         130,093

Property, plant and equipment                                94,242         91,980          91,258
Intangible assets                                           135,535        138,006         135,157
Goodwill                                                    244,381        215,156         215,208
Derivative financial instruments                             15,703         10,619           3,463
Other assets                                                 15,786         18,686          18,792
Deferred income taxes                                         2,707         10,890           5,110

--------------------------------------------------------------------------------------------------
Total assets                                           $    651,596   $    615,492    $    599,081
==================================================================================================

Liabilities and Shareholders' Equity

Current liabilities:
    Accounts payable and accrued liabilities           $     67,030   $     53,417    $     68,407
    Deferred income taxes                                     4,227          1,607           1,042
    Current portion of long-term debt                         3,732          6,286           8,232
    ----------------------------------------------------------------------------------------------
    Total current liabilities                                74,989         61,310          77,681

Long-term debt                                              360,117        467,018         451,841
Deferred income taxes                                        51,603         59,144          56,582
--------------------------------------------------------------------------------------------------
Total liabilities                                           486,709        587,472         586,104

Shareholders' equity
    Capital Stock                                           133,688         47,567          47,670
    Additional paid-in capital                                3,267          3,421           3,261
    Retained earnings (deficit)                              13,248        (20,769)        (34,705)
    Accumulated other comprehensive income (loss),
      net of income taxes of $(2,943); $1,153; $846          14,684         (2,199)         (3,249)
    ----------------------------------------------------------------------------------------------
    Total shareholders' equity                              164,887         28,020          12,977

--------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity             $    651,596   $    615,492    $    599,081
==================================================================================================

MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Income
(In thousands of US dollars)
Unaudited

==========================================================================================================
                                                                                               The
                                      Predecessor           The             Combined         Company
                                        Company           Company          Nine-month       Nine-month
                                     March 1, 2004    June 4, 2004 to     period ended     period ended
                                    to June 3, 2004  November 30, 2004 November 30, 2004 November 30, 2005
----------------------------------------------------------------------------------------------------------
Net sales                           $      142,067    $      257,988    $      400,055    $      406,867

Operating costs and expenses
    Cost of goods sold                      97,607           186,141           283,748           295,248
    Selling, general and
      administrative expenses               35,784            35,123            70,907            75,641
    Depreciation and amortization            3,987             9,209            13,196            15,459
    ------------------------------------------------------------------------------------------------------
                                           137,378           230,473           367,851           386,348

Operating income                             4,689            27,515            32,204            20,519

    Interest expense                         1,321            13,873            15,194            31,753
    ------------------------------------------------------------------------------------------------------

Income (loss) before income taxes            3,368            13,642            17,010           (11,234)

Income taxes
    Current                                  3,922             2,878             6,800               378
    Deferred                                (2,350)           (2,484)           (4,834)            2,257
    ------------------------------------------------------------------------------------------------------
                                             1,572               394             1,966             2,635

Net income (loss)                   $        1,796    $       13,248    $       15,044    $      (13,869)
==========================================================================================================

MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Income
(In thousands of US dollars)
Unaudited

================================================================================
                                                     The              The
                                                   Company          Company
                                                 Three-month      Three-month
                                                period ended     period ended
                                             November 30, 2004 November 30, 2005
--------------------------------------------------------------------------------

Net sales                                      $      131,517    $      131,491

Operating costs and expenses
    Cost of goods sold                                 98,983            97,245
    Selling, general and administrative                18,864            24,453
    Depreciation and amortization                       5,372             5,449
    ----------------------------------------------------------------------------
                                                      123,219           127,147

Operating income                                        8,298             4,344

    Interest expense                                    7,531            10,759
    ----------------------------------------------------------------------------

Income (loss) before income taxes                         767            (6,415)

Income taxes
    Current                                             1,537               387
    Deferred                                           (2,680)            6,181
    ----------------------------------------------------------------------------
                                                       (1,143)            6,568

Net income (loss)                              $        1,910    $      (12,983)
================================================================================

MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Cash Flows
(In thousands of US dollars)
Unaudited

====================================================================================================================================
                                                                                                                         The
                                                          Predecessor            The                Combined           Company
                                                            Company            Company             Nine-month         Nine-month
                                                         March 1, 2004     June 4, 2004 to        period ended       period ended
                                                        to June 3, 2004   November 30, 2004    November 30, 2004   November 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Cash flows related to operating activities:
    Net income (loss)                                  $          1,796    $         13,248    $         15,044    $        (13,869)
    Items not affecting cash:
       Depreciation and amortization                              3,987               9,209              13,196              15,459
       Amortization of financial expenses                           121                 926               1,047               1,816
       Change in fair value of derivative
         financial instrument                                     2,679              (4,802)             (2,123)              7,458
       Accreted interest on Senior
         discount notes                                              --                  --                  --               9,641
       Gain on disposal of property, plant and
         equipment                                                   --                  --                  --                (119)
       Stock-based compensation                                   2,714               1,316               4,030                  87
       Deferred income taxes                                     (2,350)             (2,484)             (4,834)              2,257
    Net change in non-cash balances related
      to operations
       Accounts receivable                                      (15,190)              9,879              (5,311)             (4,416)
       Income tax receivable                                     (3,686)             (5,776)             (9,462)              9,061
       Inventories                                               (2,049)              6,374               4,325               4,872
       Prepaid expenses                                             308                 (41)                267              (1,101)
       Accounts payable                                           6,778               2,481               9,259              13,881
    -------------------------------------------------------------------------------------------------------------------------------
                                                                 (4,892)             30,330              25,438              45,027

Cash flows related to financing activities:
    Increase (decrease) in bank overdraft                        54,844             (54,844)                 --                  --
    Proceeds from issuance of long-term debt                     34,000             373,282             407,282                 324
    Repayment of long-term debt                                 (81,963)            (31,565)           (113,528)            (28,480)
    Proceeds from issuance of shares                                 33             133,688             133,721                 195
    Redemption of common shares                                      --                  --                  --                (406)
    Decrease in notes receivable related to the
       exercise of stocks options                                    --              11,772              11,772                  --
    Debt issuance cost                                               --             (12,526)            (12,526)               (673)
    Dividends paid                                               (1,266)                 --              (1,266)                 --
    -------------------------------------------------------------------------------------------------------------------------------
                                                                  5,648             419,807             425,455             (29,040)

Cash flows related to investing activities:
    Business acquisition                                         (3,762)           (438,088)           (441,850)                 --
    Additions to property, plant and equipment                   (1,563)             (2,654)             (4,217)             (5,580)
    Additions to intangible assets                                   --                  --                  --              (1,186)
    Proceeds from disposal of property, plant
      and equipment                                                 110                 195                 305               1,133
    Other assets                                                     76              (1,189)             (1,113)             (3,125)
    -------------------------------------------------------------------------------------------------------------------------------
                                                                 (5,139)           (441,736)           (446,875)             (8,758)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents             (4,383)              8,401               4,018               7,229

Translation adjustment on cash denominated
  in foreign currencies                                             (84)               (223)               (307)               (174)

Cash and cash equivalents, beginning of period                    4,467                  --               4,467               5,522

-----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period               $             --    $          8,178    $          8,178    $         12,577
===================================================================================================================================

MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Cash Flows
(In thousands of US dollars)
Unaudited

===========================================================================================
                                                              The                  The
                                                            Company              Company
                                                          Three-month          Three-month
                                                          Month ended         period ended
                                                       November 30, 2004   November 30, 2005
--------------------------------------------------------------------------------------------
Cash flows related to operating activities :
    Net income (loss)                                  $          1,910    $        (12,983)
    Items not affecting cash :
       Depreciation and amortization                              5,372               5,449
       Amortization of financial expenses                           479                 626
       Change in fair value of derivative
         financial instrument                                    (3,583)              3,015
       Accreted interest on Senior
         discount notes                                              --               3,283
       Loss on disposal of property, plant and
         equipment                                                   --                 370
       Stock-based compensation                                   1,316                  60
       Deferred income taxes                                     (2,680)              6,181
    Net change in non-cash balances related
      to operations
       Accounts receivable                                        4,974               8,054
       Income tax receivable                                     (2,496)             10,141
       Inventories                                                5,397              (2,532)
       Prepaid expenses                                             (84)             (1,622)
       Accounts payable                                           8,945              (3,046)
    ----------------------------------------------------------------------------------------
                                                                 19,550              16,996

Cash flows related to financing activities :
    Proceeds from issuance of long-term debt                         --                  --
    Repayment of long-term debt                                 (10,187)            (26,573)
    Debt issuance cost                                             (263)               (685)
    ----------------------------------------------------------------------------------------
                                                                (10,450)            (27,258)

Cash flows related to investing activities :
    Business acquisition                                           (756)                 --
    Additions to property, plant and equipment                   (1,458)             (1,899)
    Additions to intangibles assets                                  --                (207)
    Proceeds from disposal of property, plant
      and equipment                                                 128                 231
    Other assets                                                   (709)             (1,667)
    ----------------------------------------------------------------------------------------
                                                                 (2,795)             (3,542)

--------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents              6,305             (13,804)

Translation adjustment on cash denominated
  in foreign currencies                                            (226)                (27)

Cash and cash equivalents, beginning of period                    2,099              26,408
--------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period               $          8,178    $         12,577
============================================================================================

--------------------------------------------------------------------------------

================================================================================
                               MAAX HOLDINGS, Inc.
                             SUPPLEMENTAL DISCLOSURE
                     THIRD QUARTER FISCAL YEAR 2006 RESULTS
                                JANUARY 12, 2006
================================================================================



Table of Contents  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  1

Non GAAP financial measures_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  2

Financial highlights _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  3

Reconciliation of net income to adjusted EBITDA  _ _ _ _ _ _ _ _ _ _ _ _ _ _  5

Long term debt summary _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  7

Financial covenant summary _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  8



Disclaimer:

PROSPECTIVE FINANCIAL INFORMATION
---------------------------------

This supplemental disclosure of our fiscal quarter ended November 30, 2005 results contains implicit or explicit forecasts and forward-looking statements about MAAX's objectives, strategies, financial position, operating results and business. These statements are forward-looking in that they are based on management's expectations for the markets in which MAAX does business as well as on various estimates and assumptions. These expectations seemed reasonable as of end of day on January 12, 2006, the date that this information is publicly released. However, actual results could differ materially from these expectations if known or unknown risks affect results or if management's estimates or assumptions prove inaccurate. Accordingly, management cannot guarantee the realization of the forward-looking statements.

                                                                         Page -1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

                          NON GAAP FINANCIAL MEASURES

                 -----------------------------------------------


The operating results of MAAX account for unusual items affecting the comparability of its results. To measure its performance and that of its business sectors from one period to the next, without the variations caused by special or unusual items, management uses certain measures not consistent with U.S. GAAP such as EBITDA, free cash flow and net debt. These measures have no standardized meaning as prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Accordingly, they should not be considered in isolation.



"EBITDA" is defined as income before cumulative effect of a change in accounting principles plus interest expense, depreciation, amortization, income taxes and impairment of goodwill. Other companies may define EBITDA differently and, as a result, our measure of EBITDA may not be directly comparable to EBITDA of other companies. Management believes that the presentation of EBITDA and Adjusted EBITDA included in this supplemental disclosure of our fiscal quarter ended November 30, 2005 results provides useful information to investors regarding our results of operations because such presentation assists in analyzing the operating performance of our business and our ability to service debt. Although we use EBITDA and Adjusted EBITDA as financial measures to assess the performance of our business, the use of EBITDA and Adjusted EBITDA is limited because these measures do not include certain material costs, such as interest and taxes, necessary to operate our business. The presentation of EBITDA and Adjusted EBITDA included in this supplemental disclosure of our fiscal quarter ended November 30, 2005 results should be considered in addition to, and not as a substitute for, net income in accordance with U.S. GAAP as a measure of performance or net cash provided by operating activities as determined in accordance with U.S. GAAP as a measure of liquidity.

                                                                         Page -2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

                   FINANCIAL HIGHLIGHTS - MAAX Holdings, Inc.
                              (in millions of US $)

                 -----------------------------------------------


                                  Maax             Maax
                                Holdings         Holdings
                                3-months         3-months
                                November         November         /\              /\
                                30, 2005         30, 2004         --  $           --  %
                              ------------     ------------    ------------    ------------
Net sales                            131.5            131.5              --             0.0%

        Bathroom                     107.0            104.7             2.3             2.2%
        Kitchen                       11.2             12.7            (1.5)          -11.9%
        Spas                          13.3             14.1            (0.8)           -5.6%

Adjusted EBITDA                       15.9             16.0            (0.1)           -0.6%

        Bathroom                      16.2             15.3             0.9             6.3%
                                      15.1%            14.5%

        Kitchen                       (0.4)             0.4            (0.8)         -184.9%
                                      -3.3%             3.4%

        Spas                           0.1              0.3            (0.2)          -72.4%
                                       0.7%             2.3%


Free Cash flow                        13.7             17.9            (4.2)          -23.6%

Certain comparative figures have been reclassified to conform to the financial statement presentation adopted in the current period.

                                                                         Page -3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

                   FINANCIAL HIGHLIGHTS - MAAX Holdings, Inc.
                              (in millions of US $)

                 -----------------------------------------------



                                  Maax             Maax
                                Holdings         Holdings
                                9-months         9-months
                                November         November         /\              /\
                                30, 2005         30, 2004         --  $           --  %
                              ------------     ------------    ------------    ------------
Net sales                            406.9            400.1             6.8             1.7%

        Bathroom                     329.7            321.1             8.6             2.7%
        Kitchen                       33.7             33.9            (0.2)           -0.6%
        Spas                          43.5             45.1            (1.6)           -3.6%

Adjusted EBITDA                       49.0             58.6            (9.6)          -16.5%

        Bathroom                      46.1             54.4            (8.3)          -15.2%
                                      14.0%            16.9%

        Kitchen                        1.4              2.2            (0.8)          -36.6%
                                       4.1%             6.4%

        Spas                           1.5              2.0            (0.5)          -26.3%
                                       3.4%             4.5%


Free Cash flow                        37.6             19.8            17.8            90.3%

Certain comparative figures have been reclassified to conform to the financial statement presentation adopted in the current period.

                                                                         Page -4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                             (in thousands of US $)

                 -----------------------------------------------


                                           Maax           Maax
                                         Holdings       Holdings
                                         3-months       3-months
                                         November       November       /\
                                         30, 2005       30, 2004       --  $
                                       ------------   ------------  ------------

Consolidated Net Income                   (12,983)        1,910       (14,893)

Provision for taxes                         6,568        (1,143)

Consolidated interest expense              10,759         7,531

Total depreciation and amortization         5,449         5,372

Reported EBITDA                             9,793        13,670        (3,877)

Non Cash Items                                272          (618)

Non Recurring items                         2,097           682

Cash Gains on F/X Contracts                 3,339         2,232

Other items                                   352             6

Adjusted EBITDA                            15,853        15,972          (119)

                                                                         Page -5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                             (in thousands of US $)

                 -----------------------------------------------



                                           Maax           Maax
                                         Holdings       Holdings
                                         9-months       9-months
                                         November       November       /\
                                         30, 2005       30, 2004       --  $
                                       ------------   ------------  ------------

Consolidated Net Income                   (13,869)       15,044       (28,913)

Provision for taxes                         2,635         1,966

Consolidated interest expense              31,753        15,194

Total depreciation and amortization        15,459        13,196

Reported EBITDA                            35,978        45,400        (9,422)

Non Cash Items                               (327)       (1,951)

Non Recurring items                         4,284         9,314

Cash Gains on F/X Contracts                 8,706         5,398

Other items                                   345           399

Adjusted EBITDA                            48,986        58,560        (9,574)

                                                                         Page -6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 -----------------------------------------------

                             LONG TERM DEBT SUMMARY
                              (in millions of US $)

                 -----------------------------------------------

                                                                                                         Foreign
                                                   June 4,                     Interest                  exchange     Nov. 30,
         Debt                                       2004          Additions    accretion   Repayments     impact        2005
===============================================================================================================================

Revolving credit                                        12.0            --           --        (12.0)           --           --

Term loan A                                             96.2            --           --        (24.1)         14.0         86.1

Term loan B                                            115.0            --           --        (14.9)           --        100.1

Senior Subordinated notes                              150.0            --           --           --            --        150.0

Others                                                   0.5           1.2           --         (0.2)           --          1.5

Total MAAX Corporation                                 373.7           1.2           --        (51.2)         14.0        337.7

Cash Balances                                           (4.6)           --           --           --            --        (12.6)

Net Debt - MAAX Corporation                            369.1            --           --           --            --        325.1

Senior discounted notes - MAAX Holdings, Inc.             --         110.0         12.4           --            --        122.4

Net Debt - MAAX Holdings, Inc.                         369.1         111.2         12.4        (51.2)         14.0        447.5

                                                                         Page -7

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

--------------------------------------------------------------------------------

                 -----------------------------------------------

                           FINANCIAL COVENANT SUMMARY

                 -----------------------------------------------



                                                                  Actual
                                               Required          November
                                               Minimum           30, 2005

Fixed charge coverage ratio                        1.0               1.31

Interest coverage ratio                            2.0               2.20

                                               Maximum
Leverage ratio (*)                                 6.0               5.73


* On November 14, 2005, MAAX Corporation obtained an amendment under the Company's senior credit facility with respects to total leverage ratio and the interest coverage ratio until the quarter ending May 31, 2007.

                                                                         Page -8

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